UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2019

JMP Group LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36802	47-1632931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 Montgomery Street, Suite 1100, San Francisco, California 94111
(Address of Principal Executive Offices, including zip code)

415-835-8900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee of the Board of Directors of JMP Group LLC (the “Company”), pursuant to the Company’s Amended and Restated Equity Incentive Plan (the “Plan”), has approved a new form of Deferred Restricted Share Unit Award Agreement for use under the Plan, in connection with grants of deferred restricted share unit awards to executive officers.

A copy of the form of Deferred Restricted Share Unit Award Agreement is attached to this Current Report as Exhibit 10.28 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

10.28     Form of Deferred Restricted Share Unit Award Agreement (Section 16).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP Group LLC

Date: February 6, 2019	By:	/s/ Walter Conroy
Walter Conroy
Chief Legal Officer